Exhibit 99.2

NASDAQ: AXSM AXSOME THERAPEUTICS MOMENTUM Phase 3 Trial of AXS-07 in Results Conference Call Migraine Topline December 30, 2019 © Axsome Therapeutics, Inc.

Overview AXS-07 in Migraine Acute Treatment 3 Trial Topline Results MOMENTUM Phase Clinical Development & Medical Affairs Dave Marek, Chief Commercial Officer © Axsome Therapeutics, Inc. 2 Introduction Mark Jacobson, Senior Vice President, Operations Overview and Summary Herriot Tabuteau, MD, Chief Executive Officer MOMENTUM Trial Design & Results Cedric O’Gorman, MD, Senior Vice President, Q&A Presenters, Nick Pizzie, Chief Financial Officer and Concluding Remarks Herriot Tabuteau, MD, Chief Executive Officer

FLS Forward-Looking Statements & Safe Harbor Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials and the number or type of studies or nature of results necessary to support the filing of a new drug application for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s plan to discontinue the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the potential for the MOMENTUM clinical trial to provide a basis for approval of AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to our special protocol assessment; the potential for the ASCEND clinical trial, combined with the GEMINI clinical trial results, to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. The data disclosed in this presentation are considered topline data and subject to further statistical review and the final results may vary. © Axsome Therapeutics, Inc. 3

Overview and Summary Herriot Tabuteau, MD CHIEF EXECUTIVE OFFICER AXSOME THERAPEUTICS, INC. © Axsome Therapeutics, Inc. 4

MOMENTUM AXS-07 MOMENTUM Phase 3 Trial: Summary of Topline Results • AXS-07 is a novel, oral, multi-mechanistic investigational medicine for the acute treatment of migraine • MOMENTUM enrolled only patients with a history of inadequate response to prior acute treatments and incorporated rizatriptan as an active comparator: – Rizatriptan is considered the fastest acting triptan, and one of the most effective migraine treatments • AXS-07 met both co-primary endpoints, and key secondary endpoint (component contribution) • AXS-07 provided substantially greater and more sustained migraine pain relief compared to rizatriptan and placebo • Rapidly relieved migraine pain • Significantly reduced use of rescue medication compared to rizatriptan • AXS-07 was safe and well tolerated • Positive MOMENTUM trial supports NDA filing of AXS-07 in the acute treatment of migraine, anticipated in 2020 © Axsome Therapeutics, Inc. 5

Migraine

Migraine:
Disabling Disease in Need of New Treatments

- The World Health Organization classifies severe migraine attacks as among the most disabling illnesses, comparable to dementia, quadriplegia and active psychosis[1,2]
- Debilitating pain, and the often-constant fear of the next migraine attack, damage family life, social life and employment[3]
- Depression and anxiety are twice as common in people with migraine than in healthy individuals[4]
- Widespread misperception of the seriousness of migraine contributes to its under-recognition and under-treatment[3]
- The majority of patients are not fully satisfied with their current treatment[5]

There is an urgent need for new treatments that provide improved efficacy for this serious neurological disease

[1]Menken et al. *Arch Neurol.* 2000;57:418-420.
[2]Shapiro and Goadsby. *Cephalalgia.* 2007;27:991-4.
[3]Global Burden of Disease Study. *Lancet.* 2017;390:1211-1259
[4]Antonaci et al. *J Headache Pain.* 2011;12:115–125.
[5]Lipton and Stewart. *Headache.* 1999;39(suppl 2):S20-S26.

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AXS-07

AXS-07 (MoSEIC™ Meloxicam/Rizatriptan)
Multi-Mechanistic Treatment for Migraine

	AXS-07	
Migraine Process	Mechanism / Action	Component
CGRP Mediated	✓ Inhibition of CGRP release ✓ Reversal of CGRP-mediated vasodilation	Rizatriptan
Neuroinflammation	✓ Cyclooxygenase inhibition ✓ PGE_2 synthesis inhibition	MoSEIC™ meloxicam
Pain Signal Transmission	✓ Decrease passage of pain signals to trigeminal nucleus caudalis	Rizatriptan
Central Sensitization	✓ Reversal of central sensitization	MoSEIC™ meloxicam

Mechanisms of AXS-07 address multiple disordered physiological processes observed during migraine attacks

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MOMENTUM Phase 3 Trial Design & Results Cedric O’Gorman MD, MBA SENIOR VICE PRESIDENT, CLINICAL DEVELOPMENT AND MEDICAL AFFAIRS AXSOME THERAPEUTICS, INC. © Axsome Therapeutics, Inc. 8

MOMENTUM MOMENTUM Phase 3 Trial: Design Summary MOMENTUM: Maximizing OutcoMEs iN Treating acUte Migraine Phase 3 study of AXS-07 for the acute treatment of migraine in adults with history of inadequate response to prior treatment Screening Single dose, following a qualifying migraine (20 mg M oSEI C™ meloxicam/ 10 mg rizat ript an) n=456 N = 1594 2:2:2:1 randomization n=455 n=227 Baseline, 15 and 30 minutes, and 1, 1.5, 2, 4, 12, 16, 24, and 48 hour Assessment Timepoints: • Co-Primary Endpoints (AXS-07 vs placebo) • • Pain Freedom at 2 hours Freedom from MBS at 2 hours Key Secondary Endpoint (AXS-07 vs rizatriptan and MoSEIC™ meloxicam) • • Superiority of AXS-07 to individual components (component contribution) based on sustained pain freedom 2-24 hours after dosing © Axsome Therapeutics, Inc. 9 Placebo MoSEIC™ meloxicam (20 mg) Rizatriptan (10 mg) n=456 AXS-07

MOMENTUM MOMENTUM Phase 3 Trial: Key Entry Criteria Inclusion Criteria • Male or female, 18 to 65 years of age, inclusive • Established diagnosis (at least 1 year) of migraine with or without aura as defined by the ICHD-3 criteria • An average 2 to 8 moderate to severe migraines per month, on average • History of inadequate response as assessed by a score of ≤ 7 on the mTOQ-4 Exclusion Criteria • Cluster headaches or other types of migraines • Chronic daily headache (≥15 non-migraine headache days per month) • History of significant cardiovascular disease • Uncontrolled hypertension Abbreviations: ICHD-3 = International Classification of Headache Disorder, 3rd Edition; mTOQ-4 = Migraine Treatment Optimization Questionnaire. © Axsome Therapeutics, Inc. 10

MOMENTUM MOMENTUM Baseline Characteristics: Difficult-to-Treat Migraine Characteristics MoSEIC Meloxicam (20 mg) AXS-07 (20 mg MoSEIC Mlx / 10 mg Riz) Rizatriptan (10 mg) Placebo n=428 n=419 n=421 n=209 Total mTOQ-4 Score, mean (SD) 3.5 (2.17) 3.8 (2.14) 3.6 (2.19) 3.6 (2.25) Presence of Allodynia, n (%) 336 (78.5%) 305 (72.8%) 322 (76.5%) 150 (71.8%) Severe Pain Intensity, n (%) 184 (43.0%) 155 (37.0%) 181 (43.0%) 88 (42.1%) Obese (>30mg/kg2), n (%) 184 (43.0%) 174 (41.3%) 90 (43.1%) 197 (47.0%) Morning Migraine, n (%) 162 (36.7%) 158 (36.4%) 159 (36.7%) 76 (34.9%) Abbreviations: Mlx = meloxicam; mTOQ-4 = Migraine Treatment Optimization Questionnaire; Riz = rizatriptan © Axsome Therapeutics, Inc. 11

MOMENTUM MOMENTUM Baseline Characteristics: Demographics MoSEIC Meloxicam (20 mg) AXS-07 (20 mg MoSEIC Mlx / 10 mg Riz) Rizatriptan (10 mg) Placebo n=428 n=419 n=421 n=209 Age, years 41.2 (11.52) 41.0 (12.07) 40.8 (11.47) 41.4 (10.68) Female gender, n (%) 346 (80.8%) 355 (84.3%) 177 (84.7%) 353 (84.2%) Race, n (%) White Black or African American Asian 337 (78.7%) 73 (17.1%) 10 (2.3%) 320 (76.4%) 83 (19.8%) 6 (1.4%) 324 (77.0%) 86 (20.4%) 9 (2.1%) 154 (73.7%) 47 (22.5%) 5 (2.4%) Other or Not Reported 4 (0.9%) 5 (1.2%) 0 (0%) 2 (1.0%) BMI (mg/kg2) 29.2 (5.67) 28.9 (5.69) 29.3 (5.63) 29.7 (5.67) Prior triptan use, n (%) 171 (40.0%) 147 (34.9%) 73 (34.9%) 163 (38.9%) Data are mean (SD) unless otherwise stated. Abbreviations : BMI = Body Mas s Index; Ml x = meloxicam ; Riz = rizatriptan © Axsome Therapeutics, Inc. 12

MOMENTUM Co-Primary Endpoints: Pain and MBS Improvement AXS-07 (n=428) Placebo (n=209) Endpoints Difference P-Value Co-Primary Endpoint 1: Pain Freedom 2 Hours after Dose, % 19.9% 6.7% -13.2% <0.001 Co-Primary Endpoint 2: Absence of Most Bothersome Symptom 2 Hours after Dose, % 36.9% 24.4% -12.5% 0.002 Most Bothersome Symptom = nausea, photophobia, or phonophobia © Axsome Therapeutics, Inc. 13

MOMENTUM Key Secondary Endpoint: 2-24 Hour Sustained Pain Freedom MoSEIC Meloxicam AXS-07 Rizatriptan Placebo (n=428) (n=419) (n=209) (n=421) Sustained Pain Freedom, Pain Freedom maintained from 2 to 24 Hours after Dose, % 16.1% 11.2% 8.8% 5.3% -4.9% Difference from AXS-07 -7.3% -10.9% 0.038 0.001 <0.001 P-value vs. AXS-07 © Axsome Therapeutics, Inc. 14

MOMENTUM Rapid Relief of Migraine Pain P=0.009 riptan 80% 70% 60% 50% 40% 30% 20% 10% 0% 0 0.5 1 1.5 2 Hour Post Dose 2.5 3 3.5 4 Placebo MoSEIC Meloxicam Rizatriptan AXS-07 © Axsome Therapeutics, Inc. 15 Subjects Reporting Pain Relief vs. Rizat P=0.019 vs. Rizatriptan P=0.040 vs. Rizatriptan • AXS-07 was numerically greater than rizatriptan at every time point starting at 15 minutes and statistically significant by 60 minutes.

MOMENTUM Pain Freedom Rates Over Time: Significant Improvements in Pain Freedom P<0.001 70 P<0.001 P<0.001 60 50 40 30 20 10 0 2 Hour 4 Hour 12 Hour 16 Hour Placebo MoSEIC Meloxicam Rizatriptan AXS-07 © Axsome Therapeutics, Inc. 16 Percent of Subjects Achieving Pain Freedom P<0.001 P=0.019 P=0.018 58.2 P<0.001 P<0.001 56.5 50.1 P=0.04 48.4 45.8 43.9 39.5 37.8 P<0.001 32.7 32.5 P<0.001 24.7 19.9 18.7 17.4 11.6 6.7

MOMENTUM Sustained Effect from 2 to 24 hours: AXS-07 Superiority to Rizatriptan Sustained Pain Relief Sustained Pain Freedom P<0.001 P<0.001 20% P=0.001 60% 16% 50% 40% 12% 30% 8% 20% 4% 10% 0% 0% Placebo MoSEIC Meloxicam Rizatriptan AXS-07 Placebo MoSEIC Meloxicam Rizatriptan AXS-07 • 80% of subjects treated with AXS-07 who achieved pain freedom at Hour 2 maintained it through Hour 24 © Axsome Therapeutics, Inc. 17 Percentage of Subjects P=0.006 53.3% 43.9% 42.0% 33.5% P=0.001 P=0.038 16.1% 11.2% 6.8% 5.3%

MOMENTUM Sustained Effect from 2 to 48 hours: AXS-07 Superiority to Rizatriptan Sustained Pain Relief Sustained Pain Freedom P<0.001 60% P<0.001 20% 50% 16% 40% 12% 30% 8% 20% 4% 10% 0% 0% Placebo MoSEIC Meloxicam Rizatriptan AXS-07 Placebo MoSEIC Meloxicam Rizatriptan AXS-07 • 77% of subjects treated with AXS-07 who achieved pain freedom at Hour 2 maintained it through Hour 48 © Axsome Therapeutics, Inc. 18 Percentage of Subjects P<0.001 P=0.003 15.4% 8.8% 8.1% 5.3% P=0.010 P=0.003 46.5% 37.8% 36.5% 31.1%

MOMENTUM Reduced Use of Rescue Medication: AXS-07 Superiority to Rizatriptan • 77% of subjects receiving AXS-07 did not require rescue medication 50% P<0.001 40% 30% 20% 10% 0% Placebo MoSEIC MeloxicamRizatriptan AXS-07 © Axsome Therapeutics, Inc. 19 Percentage of Subjects Who Took Rescue Medication through Hour 24 P<0.001 43.5% P<0.001 35.1% 34.7% 23.0%

MOMENTUM Multiple Efficacy-Related Endpoints: AXS-07 Superiority Over Rizatriptan P-value AXS-07 vs. Rizatriptan Endpoint 1 Hour Pain Relief 2-24 Hour Sustained Pain Relief 2-48 Hour Sustained Pain Relief 2-24 Hour Sustained Pain Freedom 2-48 Hour Sustained Pain Freedom PGI-C Functional Improvement at 24 hours Use of Rescue Medication 0.04 0.006 0.003 0.038 0.003 0.022 0.027 <0.001 Abbreviations: PGI-C = Patient Global Impression – Change © Axsome Therapeutics, Inc. 20

MOMENTUM Safety of AXS-07: Adverse Events Occurring in ≥2% of Subjects AXS-07 (N = 441) Rizatriptan (N = 434) Meloxicam (N = 433) Placebo (N = 218) Any Treatment-Emergent AE Nausea Dizziness Somnolence 49 (11.1%) 12 (2.7%) 7 (1.6%) 6 (1.4%) 67 (15.4%) 21 (4.8%) 9 (2.1%) 9 (2.1%) 50 (11.5%) 14 (3.2%) 5 (1.2%) 10 (2.3%) 13 (6.0%) 8 (3.7%) 5 (1.2%) 6 (1.4%) Data presented as number of subjects (% of subjects) • One serious adverse event in the AXS-07 arm which was not treatment related © Axsome Therapeutics, Inc. 21

MOMENTUM MOMENTUM Phase 3 Trial Results: Summary • AXS-07 resulted in rapid, sustained, substantial and statistically significant efficacy as compared to placebo and rizatriptan in the acute treatment of migraine in patients with a history of inadequate response to prior acute treatments. • The efficacy benefits of AXS-07 translated into significantly less use of rescue medication with AXS-07 as compared to rizatriptan and placebo. • AXS-07 was safe and well tolerated in this study © Axsome Therapeutics, Inc. 22

Q&A © Axsome Therapeutics, Inc. 23

Concluding Remarks Herriot Tabuteau, MD CHIEF EXECUTIVE OFFICER AXSOME THERAPEUTICS, INC. © Axsome Therapeutics, Inc. 24

AXS-07

INTERCEPT Study of AXS-07
For the Acute Treatment of Migraine

INTERCEPT STUDY

INTERCEPT: INiTiating EaRly Control of MigrainE Pain & Associated SympToms
Phase 3 trial of AXS-07 for the acute treatment of migraine


Screening
Single dose, immediately following migraine pain onset
n=300
1:1
randomization
AXS-07
Placebo

Patient Population
- Adult subjects with an established diagnosis of migraine with or without aura
- Will initiate treatment at the first sign of migraine pain onset

Co-Primary Endpoints (AXS-07 vs placebo)
- Pain Freedom at 2 hours
- Freedom from MBS at 2 hours

✓ On track to report topline results: Q1'20

Abbreviations: MBS, most bothersome migraine-associated symptom.

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Overview

Our CNS Candidates and Pipeline

- Four differentiated clinical-stage CNS assets targeting significant and growing markets
- Patent protection to 2034-2036, worldwide rights

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Designation			Ongoing
	Major Depressive Disorder: Breakthrough Therapy Designation			
	Agitation in Alzheimer's Disease: Fast Track Designation			Ongoing
	Smoking Cessation			
AXS-07 (MoSEIC™ Mx + Riz)	Migraine: Special Protocol Assessment			
AXS-12 (Reboxetine)	Narcolepsy; U.S. Orphan Designation			Phase 3 planned
AXS-09 (DM + *S*-BUP)	CNS Disorders			

Abbreviations: BUP = Bupropion; CNS = Central Nervous System; DM = Dextromethorphan; Mx = Meloxicam; Riz = Rizatriptan; *S*-BUP = Esbupropion.

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AXSOME THERAPEUTICS Thank you For more information, please contact Mark Jacobson SVP, Operations 212-332-3243 mjacobson@Axsome.com axsome.com